TT INTERNATIONAL U.S.A. MASTER TRUST

The undersigned hereby constitutes and appoints Austin Allison, Robin Cotterill, and Jill Grossberg and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement, and any and all amendments thereto, filed by TT International U.S.A. Master Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, each Registration Statement, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of August, 2000.



/s/ DAVID J.S. BURNETT
-----------------------------------
David J.S. Burnett

TT INTERNATIONAL U.S.A. MASTER TRUST

The undersigned hereby constitutes and appoints David J.S. Burnett, Austin Allison, Robin Cotterill, and Jill Grossberg and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement, and any and all amendments thereto, filed by TT International U.S.A. Master Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, each Registration Statement, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of August, 2000.



/s/ ROBERT W. UEK
-----------------------------------
Robert W. Uek

TT INTERNATIONAL U.S.A. MASTER TRUST

The undersigned hereby constitutes and appoints David J.S. Burnett, Austin Allison, Robin Cotterill, and Jill Grossberg and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement, and any and all amendments thereto, filed by TT International U.S.A. Master Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, each Registration Statement, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of August, 2000.



/s/ PETER O. BROWN
-----------------------------------
Peter O. Brown

TT INTERNATIONAL U.S.A. MASTER TRUST

The undersigned hereby constitutes and appoints David J.S. Burnett, Austin Allison, Robin Cotterill, and Jill Grossberg and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement, and any and all amendments thereto, filed by TT International U.S.A. Master Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, each Registration Statement, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of August, 2000.



/s/ JOHN A. BENNING
-----------------------------------
John A. Benning

TT INTERNATIONAL U.S.A. MASTER TRUST

The undersigned hereby constitutes and appoints David J.S. Burnett, Austin Allison, Robin Cotterill, and Jill Grossberg and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement, and any and all amendments thereto, filed by TT International U.S.A. Master Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, each Registration Statement, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of August, 2000.



/s/ J. LUTHER KING, JR.
-----------------------------------
J. Luther King, Jr.